SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 15, 2002

THE MCGRAW-HILL COMPANIES, INC.
(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1221 Avenue of the Americas, New York, New York	10020
(Address of Principal Executive Offices)	(Zip Code)

(212) 512-2564
(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure

On August 2, 2002, in connection with the Quarterly Report of the Registrant on Form 10-Q for the Quarter ended June 30, 2002, the Registrant submitted to the Securities and Exchange Commission the Certifications of Registrant’s Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 7.    Exhibits

(99.1)
Certification of Registrant’s Chief Executive Officer, dated August 2, 2002, Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Quarterly Report of the Registrant on Form 10-Q for the Quarter ended June 30, 2002 as submitted to the Securities and Exchange Commission.

(99.2)
Certification of Registrant’s Chief Financial Officer, dated August 2, 2002, Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Quarterly Report of the Registrant on Form 10-Q for the Quarter ended June 30, 2002 as submitted to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MCGRAW-HILL COMPANIES, INC.

By:	/s/ KENNETH M. VITTOR
Kenneth M. Vittor Executive Vice President and General Counsel

Dated: August 15, 2002

INDEX TO EXHIBITS

Exhibit Number

(99.1)
Certification of Registrant’s Chief Executive Officer, dated August 2, 2002, Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Quarterly Report of the Registrant on Form 10-Q for the Quarter ended June 30, 2002 as submitted to the Securities and Exchange Commission.

(99.2)
Certification of Registrant’s Chief Financial Officer, dated August 2, 2002, Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Quarterly Report of the Registrant on Form 10-Q for the Quarter ended June 30, 2002 as submitted to the Securities and Exchange Commission.

5